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                                                                   EXHIBIT 10.32


                                 [SYMBOL LOGO]


AGREEMENT WITH INTEGRATOR

[X]  VERTICAL INTEGRATOR
[ ]  HARDWARE INTEGRATOR
[ ]  SOLUTIONS INTEGRATOR


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                                                                    ATTACHMENTS:
                                SCHEDULE A ADDITIONAL TERMS & CONDITIONS OF SALE
                                      SCHEDULE B MUTUAL NON-DISCLOSURE AGREEMENT
                                          SCHEDULE C PRODUCT & DISCOUNT SCHEDULE
================================================================================


        THIS INTEGRATOR AGREEMENT (THE, "AGREEMENT", BETWEEN SYMBOL TECHNOLOGIES, INC. ("SYMBOL"; "SELLER"), ITS PRINCIPAL ADDRESS AT ONE SYMBOL PLAZA, HOLTSVILLE, NEW YORK, 11742-1300, AND AT ROAD, INC. ("INTEGRATOR"; "BUYER"), ITS PRINCIPAL ADDRESS AT 47200 BAYSIDE PARKWAY, FREMONT, CALIFORNIA, 94538, INCLUSIVE OF ALL ATTACHED SCHEDULES, SETS FORTH THE CONDITIONS BY WHICH INTEGRATOR MAY PURCHASE AND REMARKET SYMBOL PRODUCTS SOLELY TO END-USERS.

        1.0 DEFINITIONS. THE FOLLOWING TERMS ARE USED IN THE AGREEMENT AND SHALL MEAN THE FOLLOWING:

        1.1 "PRODUCT" OR "PRODUCTS." HARDWARE AND LICENSED SOFTWARE PURCHASED FROM SYMBOL BY INTEGRATOR, IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREIN, FOR RESALE TO END-USERS.

        1.2 "INTEGRATOR" RESELLER AUTHORIZED BY THIS AGREEMENT TO RESELL SYMBOL PRODUCTS TO ENDUSERS. AN INTEGRATOR IS FURTHER DEFINED AS ONE OF THE FOLLOWING:

1.2.1 "VERTICAL INTEGRATOR." A SYMBOL INTEGRATOR THAT OFFERS A SUITE OF VERTICAL MARKET APPLICATIONS TO PRODUCT END-USERS AND HAS PROVEN EXPERTISE IN ONE OR MORE VERTICAL MARKETS SPECIFIED IN SYMBOL'S INTEGRATOR PROGRAM GUIDELINES.

1.2.2 "HARDWARE INTEGRATOR." A SYMBOL INTEGRATOR THAT OFFERS AUTOMATIC IDENTIFICATION APPLICATIONS TO PRODUCT END-USERS INCLUDING HARDWARE INTEGRATION SERVICES.

1.2.3 "SOLUTIONS INTEGRATOR." A SYMBOL INTEGRATOR THAT OFFERS INTEGRATION SERVICES FOR NETWORK AND VERTICAL APPLICATIONS INCLUDING SOFTWARE DEVELOPMENT SERVICES FOR INTEGRATION OF AUTOMATIC IDENTIFICATION AND RADIO FREQUENCY SOLUTIONS INTO ENTERPRISE SYSTEMS.

2.0 SCOPE. SYMBOL GRANTS THE INTEGRATOR A NON-EXCLUSIVE RIGHT TO PURCHASE PRODUCTS AND LICENSED SOFTWARE, AT DISCOUNTS SET FORTH IN THE ATTACHED SCHEDULE C, FOR RESALE DIRECTLY TO THE INTEGRATOR'S END-USER CUSTOMERS LOCATED WITHIN NORTH AMERICA. INTEGRATOR SHALL NOTIFY SYMBOL OF ITS INTENT TO RESELL PRODUCT TO A CUSTOMER OUTSIDE OF NORTH AMERICA. INTEGRATOR'S PARTICIPATION IN THE SYMBOL MULTINATIONAL PROGRAM IS SUBJECT TO SYMBOL'S REVIEW AND WRITTEN APPROVAL.

2.1 INTEGRATOR SHALL NOT RESELL PRODUCT TO OR THROUGH AGENTS OR THROUGH OUTLETS, CATALOGUES, MAIL ORDER AND TELEMARKET RESELLERS.

2.2 IN EXCHANGE FOR SUCH RIGHT, INTEGRATOR SHALL CONTRIBUTE ONE OR MORE VALUE-ADD SERVICES FOR PRODUCT, WHICH ARE DEFINED IN SECTION 1.0.

2.3 INTEGRATOR SHALL SUBMIT, FOR SYMBOL REVIEW AND APPROVAL, INTEGRATOR APPLICATION, CREDIT APPLICATION, TAX EXEMPTION CERTIFICATE, EDUCATION PROFILE, PRODUCT MARKETING PLAN, AND OTHER INFORMATION REASONABLY REQUIRED BY SYMBOL TO QUALIFY INTEGRATOR.

2.4 SUBSEQUENT TO THE INITIAL SUBMITTAL, AND PRIOR TO A RENEWAL TERM, INTEGRATOR SHALL PROVIDE SYMBOL WITH ANNUAL UPDATES TO ITS PRODUCT MARKETING PLAN. EACH PRODUCT



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MARKETING PLAN SHALL INCLUDE INFORMATION IN SUPPORT OF INTEGRATOR'S
RESPONSIBILITIES SET FORTH IN THIS AGREEMENT.

2.5 INTEGRATOR SHALL HAVE APPROPRIATELY TRAINED STAFF TO SELL AND SUPPORT THE PRODUCTS TO ITS END-USER CUSTOMERS. INTEGRATOR SHALL HAVE FULL RESPONSIBILITY AND LIABILITY FOR END-USER INSTALLATIONS. INTEGRATOR SHALL BE RESPONSIBLE FOR ALL EXPENSES IT INCURS IN SUPPORT OF ITS END-USERS.

2.6 INTEGRATOR SHALL CONDUCT BUSINESS IN ITS OWN NAME AS AN INDEPENDENT CONTRACTOR AND SHALL NOT REPRESENT ITSELF AS AN EMPLOYEE OR AGENT OF SYMBOL.

2.7 INTEGRATOR SHALL ATTEND AND SUCCESSFULLY COMPLETE CERTIFICATION TRAINING FOR ALL PRODUCT PLATFORMS SOLD, AS SPECIFIED IN THE CHANNEL MARKETING PROGRAM GUIDE. TRAINING IS AT INTEGRATOR'S SOLE EXPENSE.

2.8 INTEGRATOR IS NOT AUTHORIZED TO RESELL USED PRODUCT OR PRODUCT THAT HAS BEEN PREVIOUSLY SOLD WITHOUT SYMBOL'S PRIOR EXPRESS WRITTEN PERMISSION.

2.9 INTEGRATOR SHALL FURNISH SYMBOL WITH A (I) MONTHLY INVENTORY REPORT, AND
(II) A MONTHLY SALES-0UT REPORT IN A FORMAT SPECIFIED BY SYMBOL, DUE BY THE 5TH BUSINESS DAY OF EACH MONTH FOR THE PREVIOUS THIRTY-(30) DAY PERIOD. INTEGRATOR'S FAILURE TO DELIVER THE SALES OUT REPORT TO SYMBOL BY THE 5TH BUSINESS DAY OF THE MONTH SHALL NOT BE CONSTITUTE A MATERIAL BREACH OF THIS AGREEMENT. THE REPORTS SPECIFIED IN THIS SECTION SHALL BE IN A FORMAT PRESCRIBED BY SYMBOL. SYMBOL RESERVES THE RIGHT TO MODIFY INTEGRATOR'S REPORT REQUIREMENTS FROM TIME TO TIME WITH PRIOR WRITTEN NOTICE.

2.10 INTEGRATOR SHALL NOT RECRUIT A SYMBOL INTEGRATOR WITHOUT SYMBOL'S PRIOR WRITTEN CONSENT.

2.11 AN INTEGRATOR, WHICH HAS MATERIALLY INFLUENCED DIRECT SALE OF PRODUCTS, UPON MEETING ALL SYMBOL PROGRAM CRITERIA, MAY QUALIFY FOR REFERRAL CREDIT AS ESTABLISHED BY SYMBOL. SYMBOL'S REFERRAL PROGRAM IS SUBJECT TO CHANGE WITHOUT NOTICE AT SYMBOL'S SOLE OPTION AND DISCRETION.

2.12 INTEGRATOR AGREES NOT TO INTENTIONALLY ENGAGE IN ACTIVITIES WHICH MAY DIMINISH SYMBOL'S RIGHTS OR INDUSTRY STANDING.

2.13 EACH PARTY SHALL ADVISE THE OTHER PARTY IN WRITING WITHIN THIRTY (30) DAYS OF THE EFFECTIVE DATE OF CHANGES IN MAJORITY OWNERSHIP OR LEGAL ADDRESS.


3.0 PURCHASE ORDERS. A PURCHASE ORDER FOR PRODUCT ("ORDER" IS REQUIRED AND SUBJECT TO SYMBOL ACCEPTANCE. AN ORDER IS BOUND BY AND SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, SYMBOL'S BUSINESS PARTNER'S GUIDE FOR ORDER PLACEMENT AND PRODUCT RETURNS, AND OTHER PROGRAM GUIDELINES ISSUED BY SYMBOL TO INTEGRATOR FROM TIME TO TIME DURING THE TERM OF THIS AGREEMENT. NO TERMS AND CONDITIONS SHALL APPLY TO AN ORDER OTHER THAN THOSE HEREIN STATED. IN THE EVENT OF A CONFLICT IN TERMS, THOSE CONTAINED HEREIN SHALL PREVAIL.

3.1 AN ORDER MUST SPECIFY, AT A MINIMUM, CALENDAR DELIVERY DATE, COMPLETE DELIVERY AND BILLING LOCATION, PRODUCT MODEL NUMBER AND DESCRIPTION, SYMBOL PART NUMBER, QUANTITY, UNIT LIST PRICE, AUTHORIZED DISCOUNT AND RESALE/TAX IDENTIFICATION NUMBER. AN ORDER RECEIVED WITHOUT THIS INFORMATION SHALL BE RETURNED TO INTEGRATOR FOR COMPLETION OR FULFILLED AT SYMBOL'S REASONABLE DISCRETION.

4.0 PRICE DISCOUNTS. INTEGRATOR'S INITIAL PRODUCT DISCOUNT LEVEL SHALL BE DETERMINED BY SYMBOL BASED UPON INTEGRATOR'S APPLICATION INFORMATION.

4.1 UPON COMPLETION OF EACH TWELVE-MONTH TERM, SYMBOL SHALL REVIEW INTEGRATOR'S DISCOUNT LEVEL WHICH SHALL BE BASED UPON ACTUAL NET REVENUE AND INTEGRATOR'S COMPLIANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT.

4.2 MODIFICATIONS TO PRODUCT LIST PRICE MAY OCCUR FROM TIME TO TIME: (1) PRICE DECREASE -- INTEGRATOR'S ACCOUNT SHALL BE CREDITED, SUBJECT TO VERIFICATION BY SYMBOL, FOR EACH UNSOLD UNIT



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IN INTEGRATOR INVENTORY ON THE EFFECTIVE DATE OF THE DECREASE; A UNIT MUST BE
UNUSED, UNDAMAGED AND HAVE BEEN SHIPPED FROM SYMBOL TO INTEGRATOR NO MORE THAN SIX (6) MONTHS BEFORE THE PRICE DECREASE. FIRM, ACCEPTED ORDERS IN BACKLOG OR ORDERS RECEIVED BY SYMBOL SUBSEQUENT TO THE EFFECTIVE DATE OF THE PRICE DECREASE WILL BE INVOICED AT THE NEW, REDUCED PRICE. (2) PRICE INCREASE - FIRM, ACCEPTED ORDERS IN BACKLOG, AND ORDERS RECEIVED BY SYMBOL WITHIN NINETY (90) DAYS OF THE EFFECTIVE DATE OF THE INCREASE, WILL BE INVOICED AT THE ORIGINAL PRICE, PROVIDED THE SHIP DATE IS WITHIN NINETY (90) DAYS OF THE EFFECTIVE DATE OF THE INCREASE. THE PRICE INCREASE WILL APPLY TO UNSHIPPED ORDERS IN BACKLOG AFTER NINETY (90) DAYS.

5.0 STANDARD PRODUCT SUPPORT. SYMBOL SHALL PROVIDE INTEGRATOR WITH STANDARD PRODUCT PROMOTIONAL MATERIALS. CUSTOMER SERVICE PRODUCT SUPPORT IS AVAILABLE TO INTEGRATOR BY TELEPHONE DURING SYMBOL STANDARD BUSINESS HOURS.

6.0 USE OF TRADEMARKS/TRADE NAMES. SYMBOL HAS THE EXCLUSIVE WORLDWIDE RIGHTS TO ITS TRADEMARKS AND TRADE NAMES. THIS AGREEMENT DOES NOT AUTHORIZE USE OR DUPLICATION BY INTEGRATOR OF SYMBOL TRADEMARKS OR TRADE NAME WITHOUT SYMBOL'S PRIOR REVIEW AND WRITTEN APPROVAL. NOTWITHSTANDING THE FOREGOING, INTEGRATOR MAY USE THE APPROPRIATE SYMBOL PARTNER MARK FOR WHICH INTEGRATOR QUALIFIES AND INTEGRATOR SHALL ONLY USE SUCH MARK AS PRESCRIBED IN THE THEN-CURRENT RELEASE OF THE "SYMBOL PARTNER MARK USAGE GUIDE."

7.0 SERVICE. INTEGRATOR NOT REQUIRED BY SYMBOL TO BE CERTIFIED TO SERVICE PRODUCT MAY OFFER ITS END-USER CUSTOMERS SYMBOL DIRECT SERVICE OPTIONS FOR WHICH INTEGRATOR MAY QUALIFY FOR A REFERRAL FEE PROVIDED ALL THEN-CURRENT PROGRAM CRITERIA IS SATISFIED.

8.0 PRODUCT DISCONTINUANCE. SYMBOL MAY, FROM TIME TO TIME, AND AT ITS SOLE OPTION, DISCONTINUE THE MANUFACTURE AND SALE OF ANY PRODUCT. SYMBOL SHALL PROVIDE NINETY (90) DAYS WRITTEN NOTICE TO INTEGRATOR PRIOR TO DISCONTINUANCE OF ANY PRODUCT ("NOTICE OF DISCONTINUANCE"). INTEGRATOR SHALL BE ENTITLED TO RETURN INTEGRATOR'S THEN-CURRENT STOCK OF SUCH DISCONTINUED PRODUCT IN ACCORDANCE WITH THE PROCEDURES OF THIS SECTION AND OF SECTION 9 ("STANDARD PRODUCT RETURN") AND WILL SO NOTIFY SYMBOL OF INTEGRATOR'S WRITTEN INTENT TO RETURN DISCONTINUED PRODUCT. WITHIN THIRTY (30) DAYS OF INTEGRATOR'S RECEIPT OF SYMBOL'S WRITTEN RETURN AUTHORIZATION, INTEGRATOR MUST RETURN THE DISCONTINUED PRODUCT FOR CREDIT AGAINST FUTURE PURCHASES ONLY, PROVIDED, UPON SYMBOL INSPECTION, THE RETURNED PRODUCT IS UNUSED, UNDAMAGED AND IN ITS ORIGINAL PACKAGING.

9.0 STANDARD PRODUCT RETURN. PRODUCT RECEIVED BY INTEGRATOR WITHIN SEVEN (7) BUSINESS DAYS OF THE DATE OF SYMBOL'S RETURN AUTHORIZATION WILL BE ACCEPTED WITHOUT A RESTOCKING FEE. PRODUCT PURCHASED WITHIN THE IMMEDIATE THREE (3) MONTH PERIOD PRIOR TO RECEIPT OF THE RETURN REQUEST BUT MORE THAN SEVEN (7) DAYS IS ELIGIBLE FOR RETURN WITH A RESTOCKING CHARGE OF FIFTEEN PERCENT (15%) OF INTEGRATOR'S PRICE IF APPROVED BY SYMBOL. PRODUCT PURCHASED MORE THAN THREE (3) MONTHS PRIOR TO RECEIPT OF REQUEST IS NOT ELIGIBLE FOR CREDIT. INTEGRATOR'S REQUEST MUST STATE A VALID BUSINESS REASON FOR THE RETURN OF PRODUCT IN ORDER TO OBTAIN A RETURN AUTHORIZATION NUMBER. INTEGRATOR MUST PROVIDE COMPLETE VALID SERIAL NUMBERS OF PRODUCT AND ASSOCIATED INVOICE NUMBER. PRODUCT ELIGIBLE FOR RETURN CREDIT MUST BE NEW, UNSOLD, UNDAMAGED AND IN THE ORIGINAL SEALED PACKAGING. DAMAGED OR USED PRODUCT IS NOT ELIGIBLE FOR CREDIT.

9.1 CREDITS FOR RETURNED PRODUCT. PRODUCT RETURNS SHALL BE CREDITED AT FULL VALUE. WHEN PROCESSING RETURNS WITH A FIFTEEN PERCENT (15%) RESTOCKING CHARGE, THE RESTOCKING CHARGE WILL BE DEDUCTED FROM THE NET CREDIT AMOUNT. CREDIT FOR RETURNED PRODUCT WILL BE APPLIED TO INTEGRATOR'S ACCOUNT WITHIN FIFTEEN (15) DAYS OF RECEIPT AND ACCEPTANCE OF THE PRODUCT AT THE SYMBOL-DESIGNATED LOCATION. CREDIT IS ISSUED BY SYMBOL TOWARD PRODUCT PURCHASE PROVIDED SUCH PRODUCT PURCHASE OCCURS WITHIN SIXTY (60) DAYS OF SYMBOL'S RECEIPT OF RETURNED PRODUCT. RETURNED PRODUCT MUST BE SHIPPED PREPAID TO THE SYMBOL-DESIGNATED LOCATION WITHIN SEVEN (7) BUSINESS DAYS OF RECEIPT OF RETURN AUTHORIZATION.


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INTEGRATOR IS LIABLE FOR THE ORIGINAL FREIGHT CHARGES.

9.2 OUT OF BOX FAILURE. AN OUT-OF-BOX PRODUCT FAILURE IS ELIGIBLE FOR DUPLICATE PRODUCT EXCHANGE ONLY, UPON INTEGRATOR'S REQUEST FOR RETURN AND SYMBOL'S ISSUANCE OF A RETURN AUTHORIZATION, IN ACCORDANCE WITH THE PROCEDURES OUTLINED IN SECTION 9.0 OF THIS AGREEMENT. SUCH RETURNS ARE NOT ELIGIBLE FOR CREDIT.

9.3 CUSTOM PRODUCT. CUSTOM PRODUCT IS NOT RETURNABLE. CUSTOM PRODUCT IS PRODUCT MODIFIED TO MEET A SPECIFIC REQUIREMENT OF INTEGRATOR AND NOT ORDINARILY SOLD BY SYMBOL IN THE MODIFIED FORM.

10.0 PROPRIETARY INFORMATION. PROPRIETARY INFORMATION EXCHANGED BY THE PARTIES SHALL BE GOVERNED BY SCHEDULE B TO THIS AGREEMENT. PROPRIETARY INFORMATION SHALL INCLUDE, BUT IS NOT LIMITED TO, THE PROVISIONS OF THIS AGREEMENT, NON-STANDARD PRODUCT DOCUMENTATION, PROGRAM MATERIALS, DEMONSTRATION PRODUCT, TRAINING DATA, PRODUCT PRICING AND DISCOUNTS.

11.0 ASSIGNMENT. THIS AGREEMENT IS PERSONAL BETWEEN SYMBOL AND INTEGRATOR. NEITHER PARTY MAY ASSIGN OR TRANSFER THIS AGREEMENT, IN WHOLE OR IN PART, WITHOUT PRIOR WRITTEN CONSENT OF THE OTHER.

12.0 TERM & TERMINATION. 12.1 TERM. THE TERM OF THE AGREEMENT IS TWELVE (12) MONTHS FROM DATE OF EXECUTION FOR THE PURPOSE OF DETERMINING INTEGRATORS PURCHASE VOLUME APPLICABLE TO SYMBOL'S PROGRAM REQUIREMENTS. RENEWALS SHALL BE FOR TWELVE (12) MONTH TERMS AND SHALL BE AUTOMATIC, EXCEPT THAT SYMBOL MAY REQUEST INTEGRATOR UPDATE INFORMATION REQUIRED IN THIS AGREEMENT TO QUALIFY INTEGRATOR FOR A RENEWAL TERM. 12.2 TERMINATION. THE AGREEMENT MAY BE TERMINATED BY EITHER PARTY PROVIDED A WRITTEN NOTICE IS FURNISHED TO THE OTHER PARTY NO LESS THAN THIRTY (30) DAYS PRIOR TO THE EFFECTIVE DATE OF CANCELLATION. THE AGREEMENT SHALL ALSO TERMINATE IN THE EVENT OF ANY OF THE FOLLOWING, EFFECTIVE THIRTY (30) DAYS FROM RECEIPT OF WRITTEN NOTICE: (A) FAILURE TO CURE A MATERIAL BREACH WITHIN TWENTY (20) BUSINESS DAYS FROM RECEIPT OF NOTIFICATION OF SUCH BREACH;(B) INSOLVENCY OR FILING TO SEEK RELIEF FROM CREDITORS; (C) UPON MUTUAL AGREEMENT OF THE PARTIES IN A WRITING SIGNED BY BOTH PARTIES.


        IN WITNESS WHEREOF, THE PARTIES HAVE SET THEIR SIGNATURES AS OF THE DATES SET FORTH. THE EFFECTIVE DATE OF THE AGREEMENT SHALL BE THE DATE OF THE LAST SIGNATURE.

INTEGRATOR: AT Road, Inc.              SYMBOL TECNNOLOGIES, INC.:
BY: ROY H. EDER                        NAME: THOMAS A. ZIX
PRINTED NAME: ROY H. EDER              PRINTED NAME: THOMAS A. ZIX
TITLE: ROY H. EDER                     TITLE: DIRECTOR, CHANNELS & ALLIANCES
       VP BUSINESS DEVELOPMENT                OPERATIONS
DATE:  7/19/01                         DATE: 7/31/01



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                       SCHEDULE A TO INTEGRATOR AGREEMENT

         ADDITIONAL STANDARD TERMS AND CONDITIONS OF SALES AND SERVICE


13. TERMS OF PAYMENT (A) For Products - TERMS OF PAYMENT ARE NET FORTY-FIVE (45) DAYS FROM DATE OF SHIPMENT, SUBJECT TO THE APPROVAL BY SELLER OF THE AMOUNT AND TERMS OF CREDIT. SELLER RESERVES THE RIGHT AT ANY TIME TO REVOKE ANY CREDIT EXTENDED TO BUYER IF PAYMENT IS IN ARREARS FOR MORE THAN THIRTY (30) DAYS AFTER NOTICE TO BUYER OR BUYER'S CREDIT DOES NOT WARRANT FURTHER EXTENSION OF CREDIT. EACH SHIPMENT SHALL BE INVOICED AND PAID FOR WHEN DUE WITHOUT REGARD TO OTHER SCHEDULED DELIVERIES. (B) FOR SERVICE - PAYMENT TERMS FOR THE PURCHASE OF SELLER'S SERVICE ARE THIRTY (30) DAYS NET FROM THE DATE OF SELLER'S INVOICE. INVOICES WILL BE PROVIDED BY SELLER IN ADVANCE OF THE APPLICABLE BILLING PERIOD. BUYER SHALL HAVE THE OPTION OF PURCHASING AN EXTENDED BILLING OPTION AT A DISCOUNT FOR ADDITIONAL YEARS OF SERVICE COVERAGE. IN SUCH EVENT, BUYER SHALL PRE-PAY THE TOTAL VALUE OF THAT CONTRACT FOR THE ENTIRE COVERAGE PERIOD. SERVICE COSTS AS LISTED ARE THE BASIC MONTHLY CHARGES FOR THE PRODUCT AND ASSOCIATED SERVICE. THESE CHARGES DO NOT INCLUDE APPLICABLE TAXES OR SELLER'S IMPOSED CHARGES FOR ZONES, RESPONSE TIMES, CUSTOM SERVICE OPTIONS OR EXTENDED HOURS OF COVERAGE. THESE BASIC MONTHLY CHARGES WILL REMAIN AS LISTED DURING THE INITIAL TERM. ANY SERVICE PROVIDED TO THE BUYER BY SELLER THAT IS OUTSIDE THE SCOPE OF THIS AGREEMENT WILL BE INVOICED AS INCURRED AT BUYER'S TIME AND MATERIAL RATES PREVAILING AT THE TIME SUCH SERVICE IS PROVIDED. (C) SELLER RESERVES THE RIGHT AT ANY TIME TO REVOKE ANY CREDIT EXTENDED TO BUYER IF PAYMENT IS IN ARREARS FOR MORE THAN THIRTY (30) DAYS AFTER NOTICE TO BUYER OR BUYER'S CREDIT DOES NOT WARRANT FURTHER EXTENSION OF CREDIT.

14. TITLE & DELIVERY. (A) AT SELLER'S OPTION, SHIPMENT WILL BE FOB SELLER'S LONG ISLAND, NY PLANT, OR ITS PLANT OF MANUFACTURE. RISK OF LOSS OR DAMAGE SHALL PASS FROM SELLER TO BUYER UPON DELIVERY TO COMMON CARRIER OR BUYER'S REPRESENTATIVE AT THE FOB POINT, SELLER'S LONG ISLAND, NY FACTORY OR ITS PLANT OF MANUFACTURE. BUYER SHALL HAVE THE RESPONSIBILITY TO PAY FOR INSURANCE; ALL CLAIMS FOR DAMAGE MUST BE FILED BY BUYER DIRECTLY WITH CARRIER;(B) ABSENT SPECIFIC INSTRUCTIONS, SELLER WILL SELECT THE CARRIER FOR SHIPMENT, BUT BY DOING SO, WILL NOT THEREBY ASSUME ANY LIABILITY IN CONNECTION WITH SHIPMENT NOR SHALL THE CARRIER IN ANY WAY BE CONSTRUED TO BE THE AGENT OF SELLER; (C) SELLER SHALL NOT BE LIABLE FOR ANY DAMAGES OR PENALTY FOR DELAY CAUSED SOLELY BY TRANSPORTATION OR FAILURE TO GIVE NOTICE OF SUCH DELAY.

15. TAXES. PRICES ARE EXCLUSIVE OF ALL FEDERAL, STATE, MUNICIPAL OR OTHER GOVERNMENT EXCISE, CUSTOM DUTIES, SALES, USE, OCCUPATIONAL OR LIKE TAXES IN FORCE AND ANY SUCH TAXES SHALL BE ASSUMED AND PAID FOR BY BUYER. IN ORDER TO EXEMPT A SALE FROM SALES OR USE TAX LIABILITY, BUYER WILL SUPPLY A CERTIFICATE OF EXEMPTION OR SIMILAR DOCUMENT TO SELLER AT THE TIME OF ORDER PLACEMENT.

16. SOFTWARE. ALL SOFTWARE (INCLUDING FIRMWARE) FURNISHED TO BUYER IS ON A LICENSED BASIS. SELLER GRANTS TO BUYER A NON-TRANSFERABLE AND NON-EXCLUSIVE LICENSE TO USE EACH SOFTWARE OR FIRMWARE PROGRAM DELIVERED HEREUNDER ("LICENSED PROGRAM"). EACH SUCH LICENSE GRANTED AUTHORIZES BUYER TO USE THE LICENSED PROGRAM IN MACHINE-READABLE FORM ONLY, AND IN THE CASE OF SOFTWARE SUPPLIED WITH HARDWARE, ONLY ON SYSTEMS SUPPLIED BY BUYER TO SELLER UNDER THIS AGREEMENT. SUCH LICENSE MAY NOT BE ASSIGNED, SUBLICENSED OR OTHERWISE TRANSFERRED BY BUYER WITHOUT PRIOR WRITTEN CONSENT OF SELLER, EXCEPT THAT, REGARDING ANY LICENSED PROGRAM EMBODIED IN A PRODUCT, THE TRANSFER OF SUCH PRODUCT SHALL CONVEY TO BUYER'S TRANSFEREE A LICENSE TO USE SUCH LICENSED PROGRAM UNDER TERMS COMMENSURATE WITH THE LICENSE SET FORTH IN THIS AGREEMENT. NO RIGHT TO COPY A LICENSED PROGRAM IN WHOLE OR IN PART IS GRANTED EXCEPT AS PERMITTED UNDER THE COPYRIGHT LAW. BUYER SHALL NOT MODIFY, MERGE, OR INCORPORATE ANY FORM OR PORTION OF A LICENSED PROGRAM WITH OTHER PROGRAM MATERIAL, CREATE A DERIVATIVE WORK FROM A LICENSED PROGRAM, OR USE A LICENSED PROGRAM IN A NETWORK. BUYER AGREES TO MAINTAIN SELLER'S COPYRIGHT NOTICE ON THE LICENSED PROGRAMS DELIVERED HEREUNDER, AND TO INCLUDE THE SAME ON ANY AUTHORIZED COPIES IT MAKES, IN WHOLE OR IN PART. BUYER AGREES NOT TO DECOMPILE, DISASSEMBLE, DECODE OR REVERSE ENGINEER ANY LICENSED PROGRAM DELIVERED TO BUYER OR ANY PORTION THEREOF.

17. INFRINGEMENT INDEMNIFICATION. SELLER SHALL DEFEND ANY CLAIM, SUIT OR PROCEEDING BROUGHT AGAINST BUYER INSOFAR AS IT IS BASED ON A CLAIM THAT THE USE OR TRANSFER OF ANY PRODUCT DELIVERED HEREUNDER CONSTITUTES AN INFRINGEMENT OF A UNITED STATES PATENT OR COPYRIGHT IN EXISTENCE AS OF THE DATE OF DELIVERY OF THE PRODUCT TO BUYER (AN "INFRINGEMENT CLAIM") SO LONG AS SELLER IS NOTIFIED PROMPTLY IN WRITING BY BUYER AS TO ANY SUCH ACTION AND IS GIVEN FULL AUTHORITY, INFORMATION AND ASSISTANCE (AT SELLER'S EXPENSE) FOR THE DEFENSE. IN ADDITION TO SELLER'S OBLIGATION TO DEFEND, SELLER SHALL PAY ALL DAMAGES AND COSTS (EXCEPT CONSEQUENTIAL DAMAGES) AWARDED THEREIN AGAINST BUYER. THE OBLIGATIONS SET FORTH ABOVE SHALL NOT, HOWEVER, EXTEND TO PRODUCTS DELIVERED HEREUNDER WHICH WOULD GIVE RISE TO A CLAIM, SUIT, PROCEEDING, FINDING OR CONCLUSION SOLELY FOR CONTRIBUTORY INFRINGEMENT OR INDUCEMENT OF INFRINGEMENT. SELLER SHALL NOT BE RESPONSIBLE FOR ANY COMPROMISE MADE BY BUYER WITHOUT ITS CONSENT. NOTWITHSTANDING THE FOREGOING, IN THE EVENT OF AN INFRINGEMENT CLAIM, SELLER'S OBLIGATION UNDER THIS PARAGRAPH SHALL BE FULFILLED, AT SELLER'S SOLE OPTION AND



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EXPENSE, IF SELLER AT ANY TIME: (A) OBTAINS A LICENSE FOR BUYER TO CONTINUE THE
USE OR TO SELL THE INFRINGING PRODUCT PURCHASED FROM SELLER, OR (B) REFUNDS THE PURCHASE PRICE PAID TO SELLER BY BUYER FOR SUCH INFRINGING PRODUCT LESS A REASONABLE AMOUNT FOR USE, DAMAGE, OR OBSOLESCENCE, AND REMOVES SUCH PRODUCT; OR
(C) REPLACES OR MODIFIES THE INFRINGING PRODUCT SO AS TO BE SUBSTANTIALLY FUNCTIONALLY EQUIVALENT TO THE INFRINGING PRODUCT BUT NON-INFRINGING. BUYER AGREES THAT THE FOREGOING INDEMNIFICATION SHALL NOT APPLY AND MOREOVER, SHALL BE EXTENDED TO SELLER FOR ANY CLAIM OF U.S. PATENT INFRINGEMENT WHICH MAY BE BROUGHT AGAINST SELLER BECAUSE OF COMPLIANCE WITH BUYER'S PARTICULAR DESIGN REQUIREMENTS, SPECIFICATIONS OR INSTRUCTIONS. BUYER GRANTS TO SELLER THE BENEFIT OF ANY LICENSE TO BUYER UNDER ANY PATENT WHICH MAY BE THE SUBJECT OF AN INFRINGEMENT ALLEGATION HEREUNDER TO THE EXTENT PERMITTED BY SAID LICENSE.

SELLER SHALL HAVE NO LIABILITY TO BUYER UNDER THIS PARAGRAPH IF ANY INFRINGEMENT CLAIM IS BASED UPON THE (I) USE OF PRODUCTS DELIVERED HEREUNDER IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES OR SOFTWARE NOT DELIVERED BY SELLER, OR
(II) USE OF PRODUCTS DELIVERED HEREUNDER IN A MANNER FOR WHICH THE SAME WERE NOT DESIGNED, OR (III) MODIFICATION BY BUYER OF PRODUCTS DELIVERED HEREUNDER TO THE EXTENT SUCH MODIFICATION IS THE CAUSE OF THE CLAIM OR SUIT. SELLER SHALL FURTHER HAVE NO LIABILITY TO BUYER FOR ANY INFRINGEMENT CLAIM BASED ON BUYER'S USE OR TRANSFER OF THE PRODUCT DELIVERED HEREUNDER AFTER SELLER'S NOTICE THAT BUYER SHALL CEASE USE OR TRANSFER OF SUCH PRODUCT DUE TO SUCH CLAIM. EXCEPT AS STATED ABOVE, SELLER DISCLAIMS ALL WARRANTIES AND INDEMNITIES, EXPRESS, IMPLIED OR STATUTORY, FOR PATENT OR COPYRIGHT INFRINGEMENT.

18. WARRANTY. (A) SELLER'S STANDARD SCANNER AND TERMINAL PRODUCTS ARE WARRANTED AGAINST DEFECTS IN WORKMANSHIP AND MATERIALS FOR A PERIOD OF FIFTEEN (15) MONTHS FROM THE DATE OF SHIPMENT, PROVIDED THE PRODUCT REMAINS UNMODIFIED AND IS OPERATED UNDER NORMAL AND PROPER CONDITIONS. THE SOLE OBLIGATION OF SELLER FOR DEFECTIVE HARDWARE PRODUCTS IS LIMITED TO REPAIR OR REPLACEMENT (AT SELLER'S OPTION) ON A "RETURN TO FACTORY" BASIS WITH PRIOR SELLER AUTHORIZATION. SHIPMENT TO AND FROM SELLER WILL BE AT SELLER'S EXPENSE, UNLESS NO DEFECT IS FOUND. NO CHARGE WILL BE MADE TO BUYER FOR REPAIR OR REPLACEMENT PARTS. (B) THE AFOREMENTIONED PROVISIONS DO NOT EXTEND THE ORIGINAL WARRANTY PERIOD OF ANY PRODUCT THAT HAD EITHER BEEN REPAIRED OR REPLACED BY SELLER. (C) THE ABOVE WARRANTY SHALL NOT APPLY TO ANY PRODUCT (I) WHICH HAS BEEN REPAIRED OR ALTERED, EXCEPT BY SELLER; (II) WHICH HAS NOT BEEN MAINTAINED IN ACCORDANCE WITH ANY OPERATING OR HANDLING INSTRUCTIONS SUPPLIED BY SELLER, OR (III) WHICH HAS BEEN SUBJECTED TO UNUSUAL PHYSICAL OR ELECTRICAL STRESS, MISUSE, ABUSE, NEGLIGENCE OR ACCIDENT. EXCEPT FOR THE WARRANTY OF TITLE AND THE EXPRESS WARRANTIES STATED ABOVE, SELLER DISCLAIMS ALL WARRANTIES ON PRODUCTS FURNISHED HEREUNDER INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE. THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF SELLER FOR DAMAGES, INCLUDING BUT NOT LIMITED TO, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE PRODUCT OR SERVICE. SELLER'S LIABILITY FOR DAMAGES TO BUYER OR OTHERS RESULTING FROM THE USE OF ANY PRODUCT OR SERVICE FURNISHED HEREUNDER SHALL IN NO WAY EXCEED THE PURCHASE PRICE OF SAID PRODUCT OR THE FAIR MARKET VALUE OF SAID SERVICE, EXCEPT IN INSTANCES OF INJURY TO PERSONS OR PROPERTY.

19. NOTICES. NOTICES OR OTHER COMMUNICATIONS REQUIRED HEREUNDER SHALL BE IN WRITING, SENT BY COURIER, REGISTERED OR CERTIFIED MAIL, AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN UPON RECEIPT THEREOF, TO ONE SYMBOL PLAZA, HOLTSVILLE, NY, 11742, UNLESS A NOTICE OF CHANGE OF ADDRESS SHALL HAVE BEEN RECEIVED PRIOR TO THE NOTICE THEREOF.

20. SERVICE CHANGES; RENEWALS. (A) SELLER'S PRODUCTS TO BE SERVICED ARE LISTED BY SELLER'S PRODUCT NUMBER AND SERIAL NUMBER. SOFTWARE IS LISTED BY SELLER'S PRODUCT NUMBER AND QUANTITY. (B) BUYER MAY REQUEST TO CHANGE THE LIST OF ITEMS SERVICED BY SELLER UNDER THIS AGREEMENT BY ADDRESSING THOSE CHANGES IN WRITING TO SELLER AT THE ABOVE ADDRESS, ATTN: SERVICE CONTRACT ADMINISTRATION. CHANGES ARE EFFECTIVE UPON BUYER'S REQUEST DATE OR RECEIPT OF SUCH CHANGES SHOULD A REQUEST DATE NOT BE PROVIDED. (C) UPON BUYER'S AUTHORIZATION, SERVICE RENEWAL COVERAGE BEGINS UPON THE EXPIRATION DATE OF THE INITIAL COVERAGE PERIOD. A SERVICE RENEWAL WILL BE ANNUAL UNLESS OTHERWISE AGREED IN WRITING. SERVICE RENEWAL REQUIRES BUYER'S COMPLIANCE WITH SELLER'S PAYMENT TERMS.

21. SECURITY INTEREST. BUYER GRANTS TO SELLER A PURCHASE MONEY SECURITY INTEREST IN THE PRODUCTS PURCHASED BY BUYER UNTIL SELLER IS PAID IN FULL. UNTIL SUCH PAYMENT, SELLER MAY FILE WITH THE APPROPRIATE AUTHORITIES A COPY OF THE AGREEMENT AS A FINANCING STATEMENT OR SELLER MAY SIGN AND FILE A FINANCING STATEMENT ON BEHALF OF BUYER, AND BUYER HEREBY APPOINTS SELLER AS ITS AGENT AND ATTORNEY-IN-FACT FOR THIS PURPOSE.

22. FORCE MAJEURE. SHIPPING DATES ACKNOWLEDGED BY SELLER ARE APPROXIMATE AND SELLER WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGE DUE TO ITS FAILURE TO MEET SCHEDULED SHIPPING DATES. SELLER SHALL IN NO EVENT BE LIABLE FOR ANY DELAY OR DEFAULT IN ITS PERFORMANCE OF ANY


--------------------------------------------------------------------------------

OBLIGATION UNDER THIS AGREEMENT CAUSED DIRECTLY OR INDIRECTLY BY AN ACT OR OMISSION OF BUYER, FIRE, FLOOD, ACT OF GOD, ACTS OF GOVERNMENT, AN ACT OR OMISSION OF CIVIL OR MILITARY AUTHORITY OF A STATE OR NATION, STRIKE, LOCKOUT OR OTHER LABOR PROBLEM, INABILITY TO SECURE, DELAY IN SECURING OR SHORTAGE OF LABOR, MATERIALS, SUPPLIES, TRANSPORTATION OR ENERGY, FAILURES OF SUBCONTRACTORS OR SUPPLIERS, OR BY WAR, RIOT, EMBARGO OR CIVIL DISTURBANCE, BREAKDOWN, OR DESTRUCTION OF PLAN OR EQUIPMENT ARISING FROM ANY CAUSE WHATSOEVER, OR ANY CAUSE OR CAUSES BEYOND SELLER'S REASONABLE CONTROL. AT SELLER'S OPTION AND FOLLOWING NOTICE TO BUYER, ANY OF THE FOREGOING CAUSES SHALL BE DEEMED TO SUSPEND SUCH OBLIGATIONS OF SELLER AS LONG AS ANY SUCH CAUSE SHALL PREVENT OR DELAY PERFORMANCE, AND SELLER AGREES TO MAKE AND BUYER AGREES TO ACCEPT PERFORMANCE OF SUCH OBLIGATIONS WHENEVER SUCH CAUSE HAS BEEN REMEDIED.

23. DISPUTES. IF LEGAL PROCEEDINGS ARE COMMENCED TO RESOLVE A DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ALL OF ITS COSTS, ATTORNEY FEES, AND EXERT WITNESS FEES, INCLUDING ANY COSTS OR ATTORNEY FEES IN CONNECTION WITH ANY APPEALS.

24. ENTIRE AGREEMENT; NO WAIVER. THIS AGREEMENT, ALONG WITH ANY SCHEDULES, EXHIBITS OR ATTACHMENTS WHICH ARE EXECUTED BY BUYER AND SELLER, SHALL CONSTITUTE THE ENTIRE AGREEMENT BETWEEN BUYER AND SELLER AND NO ATTEMPTED VARIATION, MODIFICATION OR WAIVER OF ANY PROVISION OF THIS AGREEMENT SHALL HAVE ANY FORCE OR EFFECT UNLESS CONSENTED TO IN WRITING SIGNED BY THE PARTY AGAINST WHOM ENFORCEMENT THEREOF IS SOUGHT. SUCH VARIATION, MODIFICATION OR WAIVER SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE CONSENTED TO. A FAILURE BY ANY PARTY TO EXERCISE OR DELAY IN EXERCISING ANY RIGHT OR POWER CONFERRED UPON IT IN THIS AGREEMENT SHALL NOT OPERATE AS A WAIVER OF ANY SUCH RIGHT OR POWER.

25. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF AND EXCLUDING THE CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, IN THE COUNTY OF SUFFOLK, NEW YORK, AND TO THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK, AND TO THE RESPECTIVE APPELLATE COURTS THEREOF IN CONNECTION WITH ANY APPEAL THEREFROM.

26. MISCELLANEOUS. (A) THE SECTION HEADINGS USED HEREIN ARE FOR DESCRIPTIVE PURPOSES ONLY AND SHALL NOT BE USED IN CONSTRUING THE PROVISIONS OF THIS AGREEMENT. (B) SERVICE EXCLUSIONS. SERVICE AGREEMENT COVERAGE DOES NOT INCLUDE PHYSICAL DAMAGE, MISUSE, UNAUTHORIZED ALTERATIONS OR ATTEMPTS TO REPAIR, ABNORMAL OPERATING ENVIRONMENTS, MAN-MADE OR NATURAL DISASTERS, DIRECT LIGHTNING DAMAGE, NOR CONSUMABLE ITEMS SUCH AS TAPES, DISKETTES, RIBBONS, PAPER, CABLES, PRINT HEADS, BATTERIES OR CHARGERS, AND ANY ASSOCIATED EQUIPMENT OR SYSTEM EXCEPT AS AFFECTED BY THE PARTICULAR COVERED PRODUCT, UNLESS ALSO SPECIFICALLY COVERED. (C) RIGHT TO INSPECT. SELLER RESERVES THE RIGHT TO INSPECT ANY PRODUCT THAT HAS NOT BEEN COVERED AND IS OUT OF WARRANTY AND MAKE OPERATIONAL AT A FEE, BEFORE PLACING UNDER COVERAGE OF THIS AGREEMENT. IF THE SYSTEM WAS INSTALLED BY OTHER THAN SELLER, SELLER SHALL NOT BE LIABLE FOR PHYSICAL BACKBONE. (D) UNLESS NOTICE OTHERWISE SPECIFIES, SELLER OBSERVES THE FOLLOWING HOLIDAYS: NEW YEARS DAY, PRESIDENTS DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY, AND CHRISTMAS DAY.



                                                              END OF SCHEDULE A


--------------------------------------------------------------------------------

      SCHEDULE B TO INTEGRATOR AGREEMENT: MUTUAL NON-DISCLOSURE AGREEMENT


1. SYMBOL AND INTEGRATOR MAY RECEIVE DATA ("PROPRIETARY INFORMATION") FROM EACH OTHER DURING THE TERM OF THE BUSINESS RELATIONSHIP DEFINED BY THE INTEGRATOR AGREEMENT. THE PROVISIONS THAT FOLLOW SHALL SUPERSEDE THE PROVISIONS OF ANY LEGEND WHICH MAY BE AFFIXED TO THE PROPRIETARY INFORMATION BY THE DISCLOSING PARTY AND THE PROVISIONS OF SUCH LEGEND SHALL, TO THE EXTENT IT IS INCONSISTENT HEREWITH, BE WITHOUT ANY FORCE OR EFFECT.

2. NOTWITHSTANDING THAT THIS AGREEMENT SHALL HAVE TERMINATED OR EXPIRED, EACH PARTY AGREES TO KEEP IN CONFIDENCE AND PREVENT THE UNAUTHORIZED USE OR DISCLOSURE TO ANY UNAUTHORIZED PERSON OR PERSONS OF ALL PROPRIETARY INFORMATION WHICH IS DESIGNATED IN WRITING, OR BY AN APPROPRIATE STAMP OR LEGEND BY THE DISCLOSING PARTY TO BE OF A PROPRIETARY OR CONFIDENTIAL NATURE RECEIVED AND TO USE SUCH DATA ONLY FOR THE ABOVE STATED PURPOSE. PROPRIETARY INFORMATION SHALL INCLUDE INFORMATION DISCLOSED ORALLY ONLY IF IDENTIFIED AS PROPRIETARY INFORMATION AT THE TIME OF THE FIRST ORAL DISCLOSURE AND REDUCED TO WRITING WITHIN THIRTY (30) DAYS THEREOF. NEITHER PARTY SHALL BE LIABLE FOR USE OR DISCLOSURE OF ANY SUCH CONFIDENTIAL INFORMATION IF SAME: (A) IS IN THE PUBLIC DOMAIN AT THE TIME IT IS DISCLOSED; OR (B) IS KNOWN TO THE RECEIVING PARTY AT THE TIME OF DISCLOSURE; OR (C) IS USED OR DISCLOSED WITH THE PRIOR, WRITTEN APPROVAL OF THE OTHER PARTY; OR (D) IS USED OR DISCLOSED AFTER FIVE (5) YEARS FROM THE DATE OF DISCLOSURE OF SUCH PROPRIETARY INFORMATION; OR (E) IS INDEPENDENTLY DEVELOPED BY THE RECEIVING PARTY WITHOUT ANY USE OF THE PROPRIETARY INFORMATION DEVELOPED BY THE DISCLOSING PARTY; OR (F) BECOMES KNOWN TO THE RECEIVING PARTY FROM A SOURCE OTHER THAN THE DISCLOSING PARTY WITHOUT A BREACH OF THIS AGREEMENT BY THE RECEIVING PARTY. NEITHER PARTY SHALL BE LIABLE FOR INADVERTENT, ACCIDENTAL OR MISTAKEN USE OR DISCLOSURE OF PROPRIETARY INFORMATION OBTAINED UNDER THIS AGREEMENT DESPITE THE EXERCISE OF THE SAME REASONABLE PRECAUTION AS THE RECEIVING PARTY TAKES TO SAFEGUARD ITS OWN PROPRIETARY INFORMATION.

3. THE DISCLOSURE OF PROPRIETARY INFORMATION HEREUNDER BY EITHER PARTY HERETO SHALL NOT BE CONSTRUED AS GRANTING TO THE OTHER, EITHER EXPRESSLY OR OTHERWISE, ANY LICENSE UNDER ANY INVENTION OR PATENT NOW OR HEREAFTER OWNED OR CONTROLLED BY SUCH PARTY, NOR SHALL SUCH AGREEMENT OR DISCLOSURE CONSTITUTE ANY REPRESENTATION, WARRANTY OR ASSURANCE BY THE TRANSMITTING PARTY WITH RESPECT TO ANY INFRINGEMENT OF PATENTS OR OTHER RIGHTS OF THIRD PARTIES.

4. EACH PARTY SHALL PERFORM ITS OBLIGATIONS HEREUNDER WITHOUT CHARGE TO THE OTHER. NOTHING IN THIS AGREEMENT SHALL (A) GRANT EITHER PARTY THE RIGHT TO MAKE ANY COMMITMENT OF ANY KIND FOR OR ON BEHALF OF THE OTHER PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY; OR (B) CREATE OR BE INTERPRETED IN ANY WAY AS A JOINT VENTURE, PARTNERSHIP OR FORMAL BUSINESS ORGANIZATION OF ANY KIND.

5. UPON EXPIRATION OR TERMINATION OF THIS AGREEMENT, OR UPON BREACH OF ANY OBLIGATION OF THIS AGREEMENT BY THE RECEIVING PARTY, OR UPON REQUEST OF THE DISCLOSING PARTY, ALL RECORDED COPIES OF THE CONFIDENTIAL INFORMATION AND PORTIONS THEREOF REMAINING IN THE RECEIVING PARTY'S POSSESSION SHALL BE RETURNED TO THE DISCLOSING PARTY OR DESTROYED, AND SUCH RETURN OR DESTRUCTION CERTIFIED TO THE DISCLOSING PARTY.

6. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF, AND SUPERSEDES AND REPLACES ALL PRIOR AND CONTEMPORANEOUS AGREEMENTS, WRITTEN OR ORAL, AS TO SUCH SUBJECT MATTER.

7. THE PARTIES ACKNOWLEDGE THIS AGREEMENT IS PERSONAL IN NATURE AND AGREE THAT IT SHALL NOT BE ASSIGNED, IN WHOLE OR IN PART, BY EITHER PARTY WITHOUT THE WRITTEN CONSENT OF THE OTHER PARTY. ANY PURPORTED ASSIGNMENT OF THIS AGREEMENT OR ANY INTEREST THEREIN WITHOUT THE WRITTEN CONSENT OF BOTH PARTIES SHALL BE VOID.

8. NO SUBSEQUENT AGREEMENT, ARRANGEMENT, RELATIONSHIP OR UNDERSTANDING BETWEEN THE PARTIES SHALL BE VALID, EFFECTIVE OR ENFORCEABLE AND NO OBLIGATION OR LIABILITY SHALL BE CREATED ON BEHALF OF EITHER PARTY HERETO UNLESS AND UNTIL IT IS CONTAINED IN A WRITING, SIGNED BY DULY AUTHORIZED REPRESENTATIVES OF EACH PARTY.

9. IF ANY LEGAL PROCEEDINGS ARE COMMENCED TO RESOLVE ANY DISPUTE OR DIFFERENCE WHICH MAY ARISE BETWEEN THE PARTIES HERETO, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED, IN ADDITION TO ANY OTHER AWARD THAT MAY BE MADE, TO RECOVER COSTS, ATTORNEYS FEES, AND EXPERT WITNESS FEES, INCLUDING ANY COSTS OR ATTORNEYS FEES INCURRED IN CONNECTION WITH ANY APPEALS.

10. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE COMMERCIAL LAWS BUT NOT THE CONFLICT OF LAW PROVISIONS OF THE STATE OF NEW YORK.


                                                              END OF SCHEDULE B


--------------------------------------------------------------------------------

                           SYMBOL TECHNOLOGIES, INC.
                                  SCHEDULE C1
                    INTEGRATOR PRODUCT AND DISCOUNT SCHEDULE
                             EFFECTIVE MAY 8, 2001

                                                                                                    PRICING LEVEL
                                                                                               -------------------------
PRICING
CATEGORY       PRODUCT                                                                          I1        I2        I3
--------       -------                                                                         ----      ----      -----
 ZN/Z1         LS1000 Series                                                                   [*]       [*]       [*]
 ZN/Z2         LS100X Series                                                                   [*]       [*]       [*]
 ZN/Z3         LT1800 Series                                                                   [*]       [*]       [*]
 ZN/Z4         LT18XX Series                                                                   [*]       [*]       [*]
 ZN/Z5         LS2100 Series                                                                   [*]       [*]       [*]
 ZN/Z6         LS210X Series                                                                   [*]       [*]       [*]
 ZN/Z7         LS4000 Series                                                                             SEE
 ZN/Z8         LS400X Series                                                                             EASY
 ZN/ZA         LS4074/5                                                                                  PRICE
 ZN/ZB         LS5700/5800                                                                               LIST
   A1          LS3000 Series (except for LS3070), LS9100, LS6000, M2XXX                        [*]       [*]       [*]
   A8          P370, P460, P470                                                                [*]       [*]       [*]
   A9          7870, 7875, Magellan SL                                                         [*]       [*]       [*]
   C1          LS3070, LS1220, Scan Interfaces (LL425, L390, LL500)                            [*]       [*]       [*]
   C3          LS4800, LS6800, PL140, VS4004                                                   [*]       [*]       [*]
D1, D2, D3,    Batch Terminals, PDT7500, PDT7200, PCK91XX, and Wearables and Ring              [*]       [*]       [*]
   D7          Scanners (except as noted right below), PTC-710, PTC-710F
D5, D6, D8     Spectrum24 Terminals, PDT 754X, PCK914X, and Wearables                          [*]       [*]       [*]
E1, E2, E3     Most accessories including LL700, Cradles, Scanstands, Manuals, Accessories,    [*]       [*]       [*]
               Contact wands, cables, adapters, Symbol 8-bit software; VCR4000
E4, E5, E6     Most Spectrum Backbone Equipment including Access Points, LA2400, RF            [*]       [*]       [*]
               Transceivers, Network Controllers, except NCU2064 hardware & software) SAB
               Lite, attennas; PPT 41XX, PPT 46XX, VRC4040, VRC5040, AP-4111-10X0, PTC-
               960SL, PTC-860IM, PTC-600, PTC-860IMDS, PTC-9121DS, PTC-910L, PTC-860-
               II, PTC-860ES-II
   FN          3rd Party Hardware, OEM, eligible Education Services, and Outsourced Products,  [*]       [*]       [*]
               NCU hardware, PTC-2194, Cisco Infrastructure Accessories
   F7          FMT 1000, FMT 3000                                                              [*]       [*]       [*]
   G1          Off-the-Shelf Software (Symbol 16-bit software, NCU 2064 software, 3rd party    [*]       [*]       [*]
               software licenses) (see exceptions below under "S"), Monarch Table Top
               Printers
   G2          Any and All Professional Services ordered on a "per hour" (Time & Materials)    [*]       [*]       [*]
               basis.
   G3          Packaged Channel-Ready Professional Services, i.e., one price is listed for     [*]       [*]       [*]
               a pre-defined standard scope of work. Includes: SSV-XXX, PJM-100, INS-100,
               NVI-200, COM-X00
   HN          Cisco Infrastructure, Custom quoted services, e.g., INS-000, NVI-100, PJM-00,   [*]       [*]       [*]
               CPG-X00.
               See EPOG for other specially priced products in this category.
               Note: Custom quotes are fixed price and include all discounts available
   IN          PPT4300 and Accessories                                                         [*]       [*]       [*]
   JN          SPT1500, AP-4111-1XXX, LA-4111-1XXX, and accessories, PTC-2000, PTC-960M,       [*]       [*]       [*]
               PTC-912I, PTC-2124, PTC-910
   KN          SPT17XX, NetVision Phone, and accessories. PTC-2234, PTC-2134, PTC-960LE,       [*]       [*]       [*]
               IR2000
   K1          PPT27XX                                                                         [*]       [*]       [*]
   LN          Cyberpen, CS2000, CSM150, and accessories                                       [*]       [*]       [*]
   M1          Holotrak, and accessories                                                       [*]       [*]       [*]
   N1          Trilogy 2 AP-4121, PTC Accessories                                              [*]       [*]       [*]
   N2          Trilogy 2 LA-4121                                                               [*]       [*]       [*]
   SN          Software Categories: Development Tools, Network Management, Emulation and       [*]       [*]       [*]
               Web Tools, Synchronization, Database Management, Scanning Tools and others

                    For exact configurations and descriptions, please refer to EPOG. The EPOG URL is:

[*] Confidential material redacted and filed separately with the SEC.

                     AMENDMENT TO AGREEMENT WITH INTEGRATOR


        At Road, Inc. ("Integrator; Buyer") 47200 Bayside Parkway, Fremont, CA 94538 and Symbol Technologies, Inc. ("Symbol; Seller") located at One Symbol Plaza, Holtsville, New York, 11742-1300, referred to collectively as "the Parties," agree as follows:

                             RELATIONSHIP OF PARTIES

1. The Parties agree that the provisions of the original Agreement with Integrator between them, dated and effective July 31, 2001 ("Agreement") shall be amended as stated below. A copy of the Agreement is attached hereto and incorporated herein by reference. Both parties hereby agree that this Amendment shall be binding upon the Parties and shall not fail for lack of consideration.

                                   AMENDMENT

2. The Parties mutually agree that Section 2.1 shall be modified to read as follows: Integrator shall not resell Product to or through agents or through outlets, catalogues, mail order and telemarket resellers except for the following:

        [That @Road agents who are authorized by @Road ("Authorized @Road Agents") may solicit orders of the Product on behalf of @Road in accordance with the Agreement. Such orders shall not be deemed accepted until approved by @Road.

3. All other provisions of the Agreement shall remain in full force and effect.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

        IN WITNESS THEREOF, the Parties have executed this Amendment as of the date last set forth below.



At Road, Inc.                             Symbol Technologies, Inc.
47200 Bayside Parkway                     One Symbol Plaza
Fremont, CA 94538                         Holtsiville, New York, 11742-1300



/S/ GREGORY BROTT                         /S/ THOMAS A. ZIX
----------------------------------        ----------------------------------
Signature                                 Signature


Name: GREGORY BROTT                       Name: THOMAS A. ZIX
Title: V.P. CHANNEL SALES                 Title: DIRECTOR, CHANNELS OPERATIONS &
Date: 12/28/01                                   ALLIANCES
                                          Date:  December 21, 2001